UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 10, 2006

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-2255	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 East Cary Street Richmond, Virginia	232219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2006, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $450,000,000 aggregate principal amount of the Company’s 2006 Series A 5.4% Senior Notes Due 2016 and $550,000,000 aggregate principal amount of the Company’s 2006 Series B 6.0% Senior Notes Due 2036. Such Senior Notes, which are designated the 2006 Series A 5.4% Senior Notes Due 2016 and 2006 Series B 6.0% Senior Notes Due 2036, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on January 9, 2006 (File No. 333-130932). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

Forms of the Twelfth and Thirteenth Supplemental Indentures to the Company’s June 1, 1998 Senior Indenture, pursuant to which the 2006 Series A 5.4% Senior Notes Due 2016 and 2006 Series B 6.0% Senior Notes Due 2036 will be issued, are filed as Exhibits 4.2 and 4.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits
1	Underwriting Agreement, dated January 10, 2006, between J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Form of Senior Indenture, dated June 1, 1998, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Trustee (Exhibit 4 (ii), Form S-3, Registration Statement, File No. 333-47119, as filed on February 27, 1998, incorporated by reference).

4.2	Form of Twelfth Supplemental Indenture to the Senior Indenture pursuant to which the 2006 Series A 5.4% Senior Notes Due 2016 will be issued. The form of the 2006 Series A 5.4% Senior Notes Due 2016 is included as Exhibit A to the form of the Twelfth Supplemental Indenture.*

4.3	Form of Thirteenth Supplemental Indenture to the Senior Indenture pursuant to which the 2006 Series B 6.0% Senior Notes Due 2036 will be issued. The form of the 2006 Series B 6.0% Senior Notes Due 2036 is included as Exhibit A to the form of the Thirteenth Supplemental Indenture.*

5	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY Registrant

/s/ Steven A. Rogers Name: Steven A. Rogers
Title: Vice President

Date: January 12, 2006